[Cover Page]
[TriMas Corporation Logo]
A Heartland Industrial Partners' Company
Fourth Quarter and Full Year 2003 Review


[Page 1]
SAFE HARBOR STATEMENT:


This document contains "forward-looking" statements, as that term is defined by the federal securities laws, about our financial condition, results of operations and business. Forward-looking statements include certain anticipated, believed, planned, forecasted, expected, targeted and estimated results along with TriMas' outlook concerning future results. These forward-looking statements are subject to numerous assumptions, risks and uncertainties. Because the statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. We caution readers not to place undue reliance on the statements, which speak only as of the date hereof. Risks and uncertainties that could cause actual results to vary materially from those anticipated in the forward-looking statements included in this report include general economic conditions in the markets in which we operate and industry-based factors such as: technological developments that could competitively disadvantage us, our dependence on key individuals and relationships, labor costs and strikes at our customers' and our facilities, exposure to product liability and warranty claims, increases in our raw material and energy costs, compliance with environmental and other regulations and competition within our industries. In addition, factors more specific to us could cause actual results to vary materially from those anticipated in the forward-looking statements included in this report such as substantial leverage, limitations imposed by our debt instruments, our ability to identify attractive and other strategic acquisition opportunities and to successfully integrate acquired businesses including actions we have identified as providing cost-saving opportunities, and to successfully separate from Metaldyne Corporation. We do not undertake any obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this report or to reflect the occurrence of unanticipated events.


[Page 2]
Agenda

     o    Fourth Quarter and Full Year 2003 Highlights

     o    2003 Q4 and Full Year Financial Results

     o    TriMas Capitalization and Liquidity

     o    Bargman Transaction Summary

     o    2004 Key Performance Drivers

     o    Q&A

     o    Appendix


[Page 3]
2003 Fourth Quarter Financial Highlights

     o Sales for the fourth quarter of 2003 were $201.3 million, representing a year-over-year increase of $37.8 million or 23%

          - $26.3 million of the increase was due to acquisitions, $11.5 million was due to organic growth at the legacy businesses

     o Q4 Recurring EBITDA increased to $24.7 million, a 16% year-over-year increase

     o Q4 Adjusted EBITDA remained flat compared to 2002 levels at $17.1 million despite an increase in non-recurring charges

     o    2003 Bank EBITDA was $155.8 million

     o The Company recorded a one-time $18.6 million non-cash goodwill and impairment charge which does not impact EBITDA

     o Sales for fiscal year 2003 were $905.4 million, a 21% increase year-over-year

          - Includes $145.0 million contributed by acquisitions and $760.4 million contributed by legacy businesses

     o TriMas ended the year with $736 million of debt, virtually unchanged from 3rd Quarter end, and $6.8 million of cash

          - The Credit Agreement leverage ratio was 4.72x vs. the leverage covenant of 5.50x

          - The interest coverage ratio was 2.52x vs. the interest coverage covenant of 2.25x

[Page 4]
2003 Fourth Quarter Operating Highlights

During the fourth quarter, the Company realized several significant strategic initiatives that, when combined with overall macro economic improvement, helped achieve a solid quarter for all four of TriMas' business segments

     o    Cequent Transportation Accessories

          -    Strong order activity across its business units

          - Goshen and Reynosa operationally stabilizing with order fill rates at historical highs

          -    Strong inventory fill within Cequent for upcoming season

     o    Rieke Packaging Systems

          - Order activity in legacy industrial closure business strengthened during the quarter

     o    Fastening Systems

          - Aerospace fasteners business continued to realize market share gains and Monogram's next generation one-sided-installation product is on test with Boeing & Airbus

          - Major focus within LEP on operational performance and Lakewood closure

     o    Industrial Specialties

          -    Broad based strengthening across all six SBUs

          -    Organic growth via new products and economic expansion

          - Knauf awarded Compac largest contract in TriMas' history; a multi-year deal worth $150 million + in sales


[Page 5]
Fiscal Year 2003 Operating Highlights

     o    Cequent Transportation Accessories:

          - Consolidated Elkhart, IN and Canton, MI plants into new state-of-the-art Goshen, IN plant and integrated operations from HammerBlow and Highland

          - Consolidated electrical connector and wire harness activities into a new facility in Reynosa, Mexico

          - Improved order fill rates significantly from beginning of year for Towing Products

          - Great market acceptance for the Cequent "concept" and positioned to perform in 2004

     o    Rieke Packaging Systems:

          - Successful launch of Hamilton facility and progress on the Hangzhou, China facility

          -    Launched 12 new consumer products

          -    Business segment had 9% year-over-year revenue growth

     o    Fastening Systems:

          - On target to close Lakewood plant and fully consolidate operations into Wood Dale, IL and Frankfort, IN plants - business is beginning to stabilize with strengthening order activity and improved delivery

          -    Successfully integrated the Metaldyne Fittings business

          - Monogram grew its market share and its next generation one sided installation product is being tested by Boeing and Airbus

     o    Industrial Specialties:

          - Compac expanding into the asphalt market, capped by new Knauf contract - on target to move to new Hackettstown, NJ facility.

          - Combination of cost controls, organic growth initiatives and working capital management have positioned group for further performance and expansion in 2004

[Page 6]
2003 Q4 and Fiscal Year End Performance
Includes the results of Fittings for all periods presented
($ in millions)

---------------------------------------- ------------------------------------ -----------------------------------
                                               Q4 2003 versus Q4 2002          Fiscal Year End 2003 versus 2002
---------------------------------------- ------------------------------------ -----------------------------------
Net Sales .........................      Q4 2003      Q4 2002    Variance     FYE 2003    FYE 2002   Variance
---------------------------------------- ------------ ---------- ------------ ----------- ---------- ------------

---------------------------------------- ------------------------------------ -----------------------------------
                                               Q4 2003 versus Q4 2002          Fiscal Year End 2003 versus 2002
---------------------------------------- ------------------------------------ -----------------------------------
Cequent Transportation Accessories          $84.1        $46.2       82.0%      $427.4      $282.4       51.3%
---------------------------------------- ------------ ---------- ------------ ----------- ---------- ------------
Rieke Packaging....................         $27.0        $26.8        0.7%      $119.1      $109.1        9.2%
---------------------------------------- ------------ ---------- ------------ ----------- ---------- ------------
Fastening Systems..................         $35.2        $36.2       (2.8%)     $141.0      $149.5       (5.7%)
---------------------------------------- ------------ ---------- ------------ ----------- ---------- ------------
Industrial Specialties.............         $55.0        $54.3        1.3%      $217.9      $209.3        4.1%
---------------------------------------- ------------ ---------- ------------ ----------- ---------- ------------
    Total Net Sales................        $201.3       $163.5       23.1%      $905.4      $750.3       20.7%
---------------------------------------- ------------ ---------- ------------ ----------- ---------- ------------
    Adjusted EBITDA(1)
---------------------------------------- ------------ ---------- ------------ ----------- ---------- ------------
Cequent Transportation Accessories           $8.7         $2.9      200.0%       $69.5       $49.2       41.3%
---------------------------------------- ------------ ---------- ------------ ----------- ---------- ------------
Rieke Packaging ...................          $9.4         $7.4       27.0%       $40.6       $36.4       11.5%
---------------------------------------- ------------ ---------- ------------ ----------- ---------- ------------
Fastening Systems .................          $6.2         $4.9       26.5%       $21.7       $21.6        0.5%
---------------------------------------- ------------ ---------- ------------ ----------- ---------- ------------
Industrial Specialties ............          $9.7        $11.3      (14.2%)      $37.0       $35.3        4.8%
---------------------------------------- ------------ ---------- ------------ ----------- ---------- ------------
    Total Segment EBITDA ..........         $34.0        $26.5       28.3%      $168.8      $142.5       18.5%
---------------------------------------- ------------ ---------- ------------ ----------- ---------- ------------
    % Margin.......................          16.9%        16.2%       0.7%        18.6%       19.0%      (0.4%)
---------------------------------------- ------------ ---------- ------------ ----------- ---------- ------------
Corporate Expenses.................         ($4.3)       ($2.9)      48.3%      ($14.2)      ($9.2)      54.3%
---------------------------------------- ------------ ---------- ------------ ----------- ---------- ------------
Lease Expense(2) ..................         ($3.9)       ($0.8)      N/A        ($11.9)      ($1.9)      N/A
---------------------------------------- ------------ ---------- ------------ ----------- ---------- ------------
Heartland Management Fee...........         ($1.1)       ($1.5)      N/A         ($4.6)      ($2.8)      N/A
---------------------------------------- ------------ ---------- ------------ ----------- ---------- ------------
  Total Company Recurring EBITDA...         $24.7        $21.3       16.0%      $138.1      $128.6        7.4%
---------------------------------------- ------------ ---------- ------------ ----------- ---------- ------------
    % Margin.......................          12.3%        13.0%       0.7%        15.3%       17.1%      (1.8%)
---------------------------------------- ------------ ---------- ------------ ----------- ---------- ------------
Non-recurring Charges(3) ..........         ($7.6)       ($4.2)      81.0%      ($22.0)     ($15.0)      46.7%
---------------------------------------- ------------ ---------- ------------ ----------- ---------- ------------
  Total Company Adjusted EBITDA ...         $17.1        $17.1        0.0%      $116.1      $113.6        2.2%
---------------------------------------- ------------ ---------- ------------ ----------- ---------- ------------
Memo Items:........................
---------------------------------------- ------------ ---------- ------------ ----------- ---------- ------------
Legacy Stock Award Expense ........         ($1.2)       ($1.2)      $0.0        ($4.8)      ($4.3)     ($0.5)
---------------------------------------- ------------ ---------- ------------ ----------- ---------- ------------

(1) The Company has established Earnings Before Interest Taxes Depreciation and Amortization ("EBITDA") as an indicator of our operating performance and as a measure of our cash generating capabilities. The Company defines "Adjusted EBITDA" as operating profit plus depreciation and amortization and legacy stock award expense.

(2) Lease expense is included in Adjusted EBITDA and relates to sale leaseback transactions and new operating leases for principal manufacturing facilities and equipment.

(3) Non-recurring charges are included in Adjusted EBITDA and include both cash and non-cash charges related to restructuring and integration activities.


[Page 7]
TriMas Capitalization
Fourth Quarter 2003 Update:

     o    TriMas had $6.8 million of cash and cash equivalents at year end

     o The Credit Agreement leverage ratio was 4.72x Bank LTM EBITDA at December 31, 2003


($ in millions)

----------------------------------------- --------------------------------------
                                          Dec 31, 2003     % of Total
----------------------------------------- ------------------ -------------------
Cash and Cash Equivalents..............            $6.8
----------------------------------------- ------------------ -------------------
Working Capital Revolver...............            $0.0                 0.0%
----------------------------------------- ------------------ -------------------
Term Loan B............................          $291.8                25.7%
----------------------------------------- ------------------ -------------------
Other Debt.............................            $8.1                 0.7%
----------------------------------------- ------------------ -------------------
  Subtotal, Senior Secured Debt........          $299.9                26.4%
----------------------------------------- ------------------ -------------------

----------------------------------------- ------------------ -------------------
9.875% Senior Sub Notes due 2012.......          $436.1                38.4%
----------------------------------------- ------------------ -------------------
Total Debt.............................          $736.0                64.8%
----------------------------------------- ------------------ -------------------
Metaldyne Seller Common Equity.........          $100.0                 8.8%
----------------------------------------- ------------------ -------------------
Contributed Common Equity..............          $300.4                26.4%
----------------------------------------- ------------------ -------------------
Total, Equity (1)......................          $400.4                35.2%
----------------------------------------- ------------------ -------------------

--------------------------------------------------------------------------------
Total Capitalization...................        $1,136.4               100.0%
----------------------------------------- ------------------ -------------------
Memo:  A/R Securitization..............            $0.0
----------------------------------------- ------------------ -------------------
Total Debt + A/R Securitization........          $736.0
----------------------------------------- ------------------ -------------------
Key Ratios:
----------------------------------------- ------------------ -------------------
Bank LTM EBITDA........................          $155.8
----------------------------------------- ------------------ -------------------
Coverage Ratio.........................            2.52x
----------------------------------------- ------------------ -------------------
Leverage Ratio.........................            4.72x
--------------------------------------------------------------------------------

(1) Contributed equity from Metaldyne and Heartland, including $35 million from Heartland for recent acquisitions.


[Page 8]
TriMas Liquidity
($ in millions)

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                                                                                General Corporate
                          Commitment             Drawn                   Limitations            Purposes
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Cash................      -                      -                       -                      $            7(1)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Revolver............      $             150      -                       (25) (2)                          125(3)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
A/R facility........                    125      -                       (76) (4)                           49(5)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Term B loan.........                    335      $           292(6)      -
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Term C loan.........                    125      -                       -                      -
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Subordinated notes..                    436                  436         -                      -
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Covenant Restrictions     -                      -                       -                      -         (53)(7)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
TriMas Funds........      $           1,171      $           728         $          (101)       $         128
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

(1)  Estimate of cash available at December 31, 2003.

(2)  Letters of credit issued at December 31, 2003.

(3) This is the gross availability under this facility for general corporate purposes or acquisitions. See Note 7.

(4) This is the amount not currently available due to insufficient qualifying receivables.

(5) This is the gross availability under this facility for general corporate purposes or acquisitions. See Note 7.

(6) This is the gross availability under this facility for general corporate purposes or acquisitions.

(7) Based on an estimate of LTM EBITDA and our covenant of 5.5x at December 31, 2003, we have $128 million of borrowing capacity for general corporate purposes.


[Page 9]
Bargman Transaction Summary
Background Information

     o Albion, Indiana based Theodore Bargman Company, founded in the 1930s, is a leading supplier of interior and exterior illumination products, electrical accessories and locks and latches serving the RV market. Bargman's product strategy aligns to the needs of the recreational vehicle original equipment manufacturer; these products include: electrical accessories, exterior & interior lights, license plate lights & brackets, porch & utility lights, assist bars, door-locking latches and access doors.

     o Bargman provides a leading brand name and quality lighting products that are recognized within the recreational vehicle original equipment manufacturers. Partnering Bargman brand and products with Cequent's existing presence in the recreational vehicle market, enhance Cequent's "bundled solution" providing a broader portfolio of products and services delivered through one supplier interface and adds another market-leading name to the already strong brand portfolio Cequent delivers to the towing and trailering market.

     o Bargman was part of the Dana Towing Systems divestiture of Tekonsha. The Tekonsha brand is now the cornerstone of Cequent Electrical Products; Bargman therefore represents a compelling complement to the current family of electrical brands and products. Cequent has identified the RV space as a targeted growth segment and Bargman provides brand and product dimension to enhance Cequent's position in this market segment.

     o Bargman presently occupies, and owns, a manufacturing facility in Albion, Indiana; total square footage is 39,608 of which 34,838 sq. ft. is dedicated to manufacturing. Key processes include injection molding and light assembly.


Deal Status

     o The transaction closed on January 29, 2004, and is expected to be immediately accretive to TriMas.

     o    2003 sales were $12.8 million.

     o    [Photos of products]


[Page 10]
Q4 2003 Intangibles/Goodwill Impairment
($ in millions)

     o    Company to record $18.6 million non-cash impairment charge

----------------------------------- -------------------
                                    $000
----------------------------------- -------------------
Fastening Systems                         $    5.4
----------------------------------- -------------------
Industrial Specialties                    $    2.4
----------------------------------- -------------------
Cequent                                   $    1.9
----------------------------------- -------------------
Rieke                                     $    1.3
----------------------------------- -------------------
Total Customer Relationships              $   11.0
----------------------------------- -------------------
Goodwill-ISG/PTC                          $    7.6
----------------------------------- -------------------
Total                                     $   18.6
----------------------------------- -------------------

     o $11.0 million reflects partial write-down of premiums paid in earlier years associated with company acquisitions.

          o Intangible value attributed to customer relationships where customer has exited the business or product line.

     o    $7.6 million non-cash charge related to goodwill impairment at PTC.

     o Although non-cash charge is not of a normal, recurring nature, accounting rules require that this charge be reflected above the operating profit line.


[Page 11]
2004 Key Performances Drivers

     o Focus on EBITDA expansion, completion of integration activities, organic growth initiatives, and debt reduction

          - Increase operational leverage via incremental productivity improvements

     o Focus on revenue growth and product launches vs. integration and restructuring initiatives

          - Finalize the closure of Fastener Group's Lakewood, OH facility and integrate operations into the Frankfort and Wood Dale facilities

     o Begin to broaden "core" businesses via aggressive product and market development combined with selective acquisitions

     o    Expand capabilities both domestically and abroad

          -    Continue to develop Rieke's facility in Hangzhou, China

          -    Launch Compac's new facility in Hackettstown, NJ

     o Capitalize upon the overall strengthening of the US economy combined with the realization of several strategic initiatives to create momentum at all four of TriMas' business units

Q&A


Appendix

[Appendix -1]
Cash Flow Highlights
Twelve Months Ended December 31, 2003                         ($ in millions)
------------------------------------------------------------------------------- ------------------- ------------------
                                                                                       2003               2002
------------------------------------------------------------------------------- ------------------- ------------------
Cash provided by (used for) operations....................................                  $41.4           ($22.0)
------------------------------------------------------------------------------- ------------------- ------------------
Capital Expenditures......................................................                 ($31.7)          ($34.0)
------------------------------------------------------------------------------- ------------------- ------------------
Proceeds from sales of fixed assets.......................................                  $76.2             $5.7
------------------------------------------------------------------------------- ------------------- ------------------
Acquisition of businesses, net of cash acquired...........................                ($205.8)           ($1.9)
------------------------------------------------------------------------------- ------------------- ------------------
Other.....................................................................                   $0.0            ($8.9)
------------------------------------------------------------------------------- ------------------- ------------------
Cash used for investing activities........................................                ($161.3)          ($39.1)
------------------------------------------------------------------------------- ------------------- ------------------
Proceeds from sales of common stock, net..................................                  $35.2           $259.7
------------------------------------------------------------------------------- ------------------- ------------------
Repurchase of common stock................................................                 ($20.0)            $0.0
------------------------------------------------------------------------------- ------------------- ------------------
Proceeds from senior credit facility, net.................................                  $30.2           $228.1
------------------------------------------------------------------------------- ------------------- ------------------
Metaldyne financing items, net............................................                 ($18.9)         ($329.2)
------------------------------------------------------------------------------- ------------------- ------------------
Other.....................................................................                  ($0.3)           ($0.8)
------------------------------------------------------------------------------- ------------------- ------------------
Cash provided by financing activities.....................................                  $26.2           $157.8
------------------------------------------------------------------------------- ------------------- ------------------
Change in Cash and Debt including AR Securitization.......................                 ($93.7)           $96.7
------------------------------------------------------------------------------- ------------------- ------------------


[Appendix - 2]
2003 Adjusted EBITDA Bridge
($ in millions)  Includes the results of Fittings for all periods presented
---------------------------------------------------------- ---- ------------------------------------------------------
Three Months Ended December 31, 2003                            Twelve Months Ended December 31, 2003
--------------------------------------------- ------------ ---- -------------------------------------- ---------------
Adjusted EBITDA Bridge                                          Adjusted EBITDA Bridge
--------------------------------------------- ------------ ---- -------------------------------------- ---------------
Operating Profit (1)                             $  (12.4)      Operating Profit (1)                         $  48.8
--------------------------------------------- ------------ ---- -------------------------------------- ---------------
Depreciation & Amortization                          20.7       Depreciation & Amortization                     54.9
--------------------------------------------- ------------ ---- -------------------------------------- ---------------
Impairment Charge                                     7.6       Impairment Charge                                7.6
--------------------------------------------- ------------ ---- -------------------------------------- ---------------
Legacy Stock Expenses                                 1.2       Legacy Stock Expenses                            4.8
--------------------------------------------- ------------ ---- -------------------------------------- ---------------
Total Adjusted EBITDA (2)                            17.1       Total Adjusted EBITDA(2)                       116.1
--------------------------------------------- ------------ ---- -------------------------------------- ---------------
Leases                                                3.9       Leases                                          11.9
--------------------------------------------- ------------ ---- -------------------------------------- ---------------
Corporate Expenses                                    4.3       Corporate Expenses                              14.2
--------------------------------------------- ------------ ---- -------------------------------------- ---------------
Heartland Mgt. Fees                                   1.1       Heartland Mgt. Fees                              4.6
--------------------------------------------- ------------ ---- -------------------------------------- ---------------
Non-Recurring Expenses                                7.6       Non-Recurring Expenses                          22.0
--------------------------------------------- ------------ ---- -------------------------------------- ---------------
Segment EBITDA                                 $     34.0       Segment EBITDA                            $    168.8
--------------------------------------------- ------------ ---- -------------------------------------- ---------------


[Appendix - 3]
Condensed Balance Sheet
($ in millions)
--------------------------------------------------------------------------- -------------------- ---------------------
                                                                            12/31/2003           12/31/2002
--------------------------------------------------------------------------- -------------------- ---------------------
                                  Assets
--------------------------------------------------------------------------- -------------------- ---------------------
Current Assets
--------------------------------------------------------------------------- -------------------- ---------------------
  Cash & Equivalents..................................................                   $6.8               $100.4
--------------------------------------------------------------------------- -------------------- ---------------------
  Receivables.........................................................                  119.0                 95.7
--------------------------------------------------------------------------- -------------------- ---------------------
  Inventories.........................................................                  124.1                 93.1
--------------------------------------------------------------------------- -------------------- ---------------------
  Deferred Income Taxes...............................................                   10.9                 18.7
--------------------------------------------------------------------------- -------------------- ---------------------
  Prepaid Expenses and Other Current Assets...........................                    8.4                  9.8
--------------------------------------------------------------------------- -------------------- ---------------------
  Total Current Assets................................................                 $269.2               $317.7
--------------------------------------------------------------------------- -------------------- ---------------------
Property, Plant & Equipment...........................................                  187.4                243.6
--------------------------------------------------------------------------- -------------------- ---------------------
Goodwill..............................................................                  658.9                519.1
--------------------------------------------------------------------------- -------------------- ---------------------
Other Intangibles.....................................................                  322.7                283.1
--------------------------------------------------------------------------- -------------------- ---------------------
Other Assets..........................................................                   61.8                 62.6
--------------------------------------------------------------------------- -------------------- ---------------------
Total Assets..........................................................               $1,500.0             $1,426.1
--------------------------------------------------------------------------- -------------------- ---------------------



                                      -6-

--------------------------------------------------------------------------- -------------------- ---------------------
                   Liabilities and Shareholder's Equity
--------------------------------------------------------------------------- -------------------- ---------------------
Current Liabilities:
--------------------------------------------------------------------------- -------------------- ---------------------
  Current Maturities, Long-Term Debt..................................                  $10.9                 $3.0
--------------------------------------------------------------------------- -------------------- ---------------------
  Accounts Payable....................................................                   94.1                 57.4
--------------------------------------------------------------------------- -------------------- ---------------------
  Accrued Liabilities.................................................                   75.1                 64.3
--------------------------------------------------------------------------- -------------------- ---------------------
  Due to Metaldyne....................................................                    4.4                  9.9
--------------------------------------------------------------------------- -------------------- ---------------------
     Total Current Liabilities........................................                 $184.5               $134.6
--------------------------------------------------------------------------- -------------------- ---------------------
Long-Term Debt........................................................                 $725.1               $693.2
--------------------------------------------------------------------------- -------------------- ---------------------
Deferred Income Taxes.................................................                  149.0                156.8
--------------------------------------------------------------------------- -------------------- ---------------------
Other Long-Term Liabilities...........................................                   37.8                 31.1
--------------------------------------------------------------------------- -------------------- ---------------------
Due to Metaldyne......................................................                    6.9                 12.0
--------------------------------------------------------------------------- -------------------- ---------------------
    Total Liabilities.................................................               $1,103.3             $1,027.7
--------------------------------------------------------------------------- -------------------- ---------------------
  Total Shareholder's Equity..........................................                 $396.7               $398.4
--------------------------------------------------------------------------- -------------------- ---------------------
  Total Liabilities and Shareholder's Equity..........................               $1,500.0             $1,426.1
--------------------------------------------------------------------------- -------------------- ---------------------


--------------------------------------------------------------------------------
[Appendix - 4]
Key Covenant Calculations
($ in millions)

Leverage Ratio:
--------------
Total Indebtedness at 12/31/2003 (1)                                 $736.0
LTM EBITDA, as defined (2)                                           $155.8
  Leverage Ratio - Actual                                              4.72x
  Leverage Ratio - Covenant                                            5.50x

Coverage Ratio:
--------------
LTM EBITDA, as defined (2)                                           $155.8
Cash Interest Expense (2)                                             $61.7
  Coverage Ratio - Actual                                              2.52x
Coverage Ratio - Covenant                                              2.25x

Notes:
-----
(1) As defined in our Credit Agreement, as restated and amended June 6, 2003.
(2) EBITDA, as defined and cash interest expense is based on preliminary estimates, subject to adjustment.
























                                      -7-